                                  Exhibit 32.1

               STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE
               SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

      The undersigned, Joseph F. MacDonough, is the President and Chief Executive Officer of Westborough Financial Services, Inc. (the "Company").

      This statement is being furnished in connection with the filing by the Company of the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2006 (the "Report").

      By execution of this statement, I certify that:

            A) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and

            B) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

      This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

      A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


Date: December 29, 2006               /s/ Joseph F. MacDonough
                                      ------------------------
                                      Joseph F. MacDonough

                                  Exhibit 32.1

               STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE
               SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

      The undersigned, John L. Casagrande, is the Senior Vice President, Treasurer and Clerk of Westborough Financial Services, Inc. (the "Company").

      This statement is being furnished in connection with the filing by the Company of the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2006 (the "Report").

      By execution of this statement, I certify that:

            A) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and

            B) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

      This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

      A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


Date: December 29, 2006                /s/ John L. Casagrande
                                       ----------------------
                                       John L. Casagrande